Exhibit 99.45

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 November, 1998
           Series 1998-13, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.    Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                       $     689,271.00
                                                                  --------------
        (b)    Interest                                        $   5,292,789.80
                                                                  --------------
        (c)    Total                                           $   5,982,060.80
                                                                  --------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                       $     614,121.97
                                                                  --------------
        (b)    Interest                                        $   4,707,288.75
                                                                  --------------
        (c)    Total                                           $   5,321,410.72
                                                                  --------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                       $      75,149.03
                                                                  --------------
        (b)    Interest                                        $     585,501.05
                                                                  --------------
        (c)    Total                                           $     660,650.08
                                                                  --------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                       $     179,731.03
                                                                  --------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                       $  21,408,752.54
                                                                  --------------
        (b)    Interest                                        $     127,776.00
                                                                  --------------
        (c)    Total                                           $  21,536,528.54
                                                                  --------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                       $           0.00
                                                                  --------------
        (b)    Interest                                        $           0.00
                                                                  --------------
        (c)    Total                                           $           0.00
                                                                  --------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                       $           0.00
                                                                  --------------
        (b)    Interest                                        $           0.00
                                                                  --------------
        (c)    Total                                           $           0.00
                                                                  --------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                          $           0.00
                                                                  --------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                                $           0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                       $           0.00
                                                                 ---------------
        (b)    Interest                                        $           0.00
                                                                 ---------------
        (c)    Total                                           $           0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                       $           0.00
                                                                 ---------------
        (b)    Interest                                        $           0.00
                                                                 ---------------
        (c)    Total                                           $           0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                      $ 864,429,395.86
                                                                 ---------------

13.     Available Funds:                                       $  27,258,530.02
                                                                 ---------------

14.     Realized Losses for prior month:                       $           0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                    $           0.00
                                                                  --------------

17.      Compensating Interest Payment:                        $      10,254.49
                                                                  --------------

18.      Total interest payments:                              $   4,980,775.44
                                                                  --------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls     Interest
Class      Interest                                  Payable       Pay-out Rate
-----      --------         -------------------      -------       ------------
R     $              0.00   $              0.00   $         0.00   % 0.000000000
PO    $              0.00   $              0.00   $         0.00   % 0.000000000
A1    $        279,900.53   $              0.00   $   279,900.53   % 6.749999919
A2    $        160,306.62   $              0.00   $   160,306.62   % 6.749999838
A3    $        606,086.57   $              0.00   $   606,086.57   % 6.749999981
A4    $        552,135.11   $              0.00   $   552,135.11   % 6.749999971
A5    $        123,193.13   $              0.00   $   123,193.13   % 6.750000274
A6    $        213,526.04   $              0.00   $   213,526.04   % 6.249999951
A7    $        104,166.67   $              0.00   $   104,166.67   % 6.250000200
A8    $        156,250.00   $              0.00   $   156,250.00   % 6.250000000
A9    $        169,870.95   $              0.00   $   169,870.95   % 6.249999885
A10   $        165,184.19   $              0.00   $   165,184.19   % 5.612500130
A11   $         84,983.40   $              0.00   $    84,983.40   % 2.887499969
A12   $        306,811.35   $              0.00   $   306,811.35   % 5.712499939
A13   $        149,713.19   $              0.00   $   149,713.19   %10.751784929
A14   $        321,039.28   $              0.00   $   321,039.28   % 6.750000046
A15   $        364,867.94   $              0.00   $   364,867.94   % 5.812499961
A16   $         98,835.76   $              0.00   $    98,835.76   %10.366070296
A17   $         43,869.73   $              0.00   $    43,869.73   %11.164318324
A18   $         25,996.87   $              0.00   $    25,996.87   % 9.249999394
A19   $         70,420.10   $              0.00   $         0.00   % 6.750000177
A20   $        186,649.01   $              0.00   $   186,649.01   % 6.112500072
A21   $         88,171.62   $              0.00   $    88,171.62   % 8.662500276
A22   $        140,418.20   $              0.00   $   140,418.20   % 6.062499987
A23   $         56,456.81   $              0.00   $    56,456.81   % 9.401787595
A24   $        215,971.88   $              0.00   $   215,971.88   % 6.750000156
A25   $         63,436.29   $              0.00   $    63,436.29   % 6.112500090
A26   $         29,966.84   $              0.00   $    29,966.84   % 8.662501174
RL    $              0.00   $              0.00   $         0.00   % 0.000000000
M     $         93,678.68   $              0.00   $    93,678.68   % 6.750000079
B1    $         40,509.85   $              0.00   $    40,509.85   % 6.749999870
B2    $         22,785.04   $              0.00   $    22,785.04   % 6.750001196
B3    $         20,254.93   $              0.00   $    20,254.93   % 6.750001545
B4    $         10,126.06   $              0.00   $    10,126.06   % 6.750000917
B5    $         15,192.77   $              0.00   $    15,192.77   % 6.749999972

20.      Principal Distribution Amount:                          $22,277,754.58
                                                                  --------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution      Accrual Amount
                                 ----------------------      --------------
        Class R                  $                0.00       $         0.00
        Class PO                 $            1,322.01       $         0.00
        Class A1                 $        1,869,975.60       $         0.00
        Class A2                 $        1,577,978.69       $         0.00
        Class A3                 $        3,373,518.67       $         0.00
        Class A4                 $        2,761,190.83       $         0.00
        Class A5                 $                0.00       $         0.00
        Class A6                 $                0.00       $         0.00
        Class A7                 $                0.00       $         0.00
        Class A8                 $                0.00       $         0.00
        Class A9                 $                0.00       $         0.00
        Class A10                $                0.00       $         0.00
        Class A11                $                0.00       $         0.00
        Class A12                $          326,256.44       $         0.00
        Class A13                $           84,585.01       $         0.00
        Class A14                $          634,595.18       $         0.00
        Class A15                $          106,805.72       $         0.00
        Class A16                $           27,545.54       $         0.00
        Class A17                $               84.44       $         0.00
        Class A18                $               60.39       $         0.00
        Class A19                $       11,556,271.22       $    70,420.10
        Class A20                $                0.00       $         0.00
        Class A21                $                0.00       $         0.00
        Class A22                $                0.00       $         0.00
        Class A23                $                0.00       $         0.00
        Class A24                $                0.00       $         0.00
        Class A25                $                0.00       $         0.00
        Class A26                $                0.00       $         0.00
        Class SUP                $                0.00       $         0.00
        Class RL                 $                0.00       $         0.00
        Class M                  $           12,943.11       $         0.00
        Class B1                 $            5,597.04       $         0.00
        Class B2                 $            3,148.09       $         0.00
        Class B3                 $            2,798.52       $         0.00
        Class B4                 $            1,399.07       $         0.00
        Class B5                 $            2,099.11       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                             $             0.00
                                                                ----------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                             $             0.03
                                                                ----------------

24.     Subordinate Certificate Writedown Amount:            $             0.00
                                                                ----------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                            $             0.00
                                                                ----------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A10                %              5.61250013
         Class  A11                %              2.88749997
         Class  A12                %              5.71249994
         Class  A13                %             10.75178493
         Class  A15                %              5.81249996
         Class  A16                %             10.36607030
         Class  A17                %             11.16431832
         Class  A18                %              9.24999939
         Class  A20                %              6.11250007
         Class  A21                %              8.66250028
         Class  A22                %              6.06249999
         Class  A23                %              9.40178760
         Class  A25                %              6.11250009
         Class  A26                %              8.66250117

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-B1                                   X
         Class-B2                                   X
         Class-B3                                   X
         Class-B4                                   X
         Class-B5                                   X

 2.     Base Servicing Fee amount:                              $    191,351.77
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    262,471.14
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:            % 95.933418    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 6.     Group I Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 7.     Group II Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 8.     Senior Prepayment Percentage:
                                      %100.000000    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 11.    Junior Percentage:            %  4.066582
                                       -----------

 12.    Junior Prepayment Percentage:
                                      %  0.000000
                                       -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations